Exhibit 10.1

ASSIGNMENT FOR THE BENEFIT OF CREDITORS

THIS ASSIGNMENT, made this 14th day of April, 2026 by Marizyme, Inc., a Nevada corporation, with a principal place of business at 1645 Palm Beach Lakes Blvd., Suite 1200, West Palm Beach, FL 33401 (the “Assignor”) to Peter Hurwitz, at 40 Half Moon Lane, Irvington, NY 10533 (the “Assignee”).

WHEREAS, the Assignor has been engaged in the medical technology development business.

WHEREAS, the Assignor is indebted to creditors, as set forth in Schedule A annexed hereto, is unable to pay its debts as they become due, and is desirous of providing for the payment of its debts, so far as it is possible by an assignment of all of its assets for that purpose.

NOW, THEREFORE, the Assignor, in consideration of the Assignee’s acceptance of this Assignment, and for other good and valuable consideration, hereby grants, assigns, conveys, transfers, and sets over, unto the Assignee, its successors and assigns, all of its assets, except such assets as are exempt by law from levy and sale under an execution, including, but not limited to, all real property, fixtures, goods, stock, inventory, equipment, furniture, furnishings, accounts receivable, bank deposits, cash, promissory notes, cash value and proceeds of insurance policies, claims and demands belonging to the Assignor, wherever such assets may be located, hereinafter the “estate,” which assets are, to the best knowledge and belief of the Assignor, set forth on Schedule B annexed hereto.

The Assignee shall take possession and administer the estate in accordance with the provisions of Chapter 727, Florida Statutes, and shall liquidate the assets of the estate with reasonable dispatch and convert the estate into money, collect all claims and demands hereby assigned as may be collectible, and pay and discharge all reasonable expenses, costs, and disbursements in connection with the execution and administration of this Assignment from the proceeds of such liquidations and collections.

The Assignee shall then pay and discharge in full, to the extent that funds are available in the estate after payment of administrative expenses, costs and disbursements, all of the debts and liabilities now due from the Assignor, including interest on such debts and liabilities. If funds of the estate shall not be sufficient to pay such debts and liabilities in full, then the Assignee shall pay from funds of the estate such debts and liabilities, on a pro rata basis and in proportion to their priority as set forth in Florida Statutes, § 727.114.

If all debts and liabilities are paid in full, any funds of the estate remaining shall be returned to the Assignor.

To accomplish the purpose of this Assignment, the Assignor hereby appoints the Assignee its true and lawful attorney, irrevocable, with full power and authority to do all acts and things which may be necessary to execute the Assignment hereby created; to demand and recover from all persons all assets of the estate; to sue for the recovery of such assets; to execute, acknowledge, and deliver all necessary deeds, instruments, and conveyances; and to appoint one or more attorneys under him to assist him in carrying out his duties hereunder.

The Assignor hereby authorizes the Assignee to sign the name of the Assignor to any check, draft, promissory note, or other instrument in writing that is payable to the order of the Assignor, or to sign the name of the Assignor to any instrument in writing, whenever it shall be necessary to do so, to carry out the purpose this Assignment.

The Assignee hereby accepts the trust created by the Assignment, and agrees with the Assignor that the Assignee will faithfully and without delay carry out his duties under the Assignment.

Witness		Assignor: Marizyme, Inc.

	/s/ Shyleen Ray	By:	/s/ David Barthel
Name:	Shyleen Ray		David Barthel

Witness

/s/ Jaelynn Carancho
Name:	Jaelynn Carancho

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Sacramento

On April 13, 2026, before me, Cyrene Farrell, Notary Public, personally appeared David Barthel, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity; and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Cyrene Farrell (Seal)

Witness		Assignor:

	/s/ Anna M. Pylman	/s/ Peter Hurwitz
Name:	Anna M. Pylman	Peter Hurwitz

Witness

/s/ Marisa Bartolin
Name:	Marisa Bartolin

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

THE FOREGOING INSTRUMENT was acknowledged before me this 14th day of April, 2026, by Peter Hurwitz, as the Assignee of Marizyme, Inc.

/s/ Daniel Alvarez

Notary Public, State of New Yrok

Print Name:	Daniel Alvarez

My Commission Expires: April 27, 2027

Personally known [  ]

Produced identification [X]

Type of identification [  ]

SCHEDULE A – CREDITOR LIST

SCHEDULE B – LIST OF ASSETS

VERIFICATION OF ASSIGNMENT AND SCHEDULES BY ASSIGNOR

The undersigned, David Barthel, Chief Executive Officer of Marizyme, Inc., hereby verifies the assignment (the “Assignment”) of all of the rights, title, and interest in and to all of the assets, as indicated on the attached Schedules to the Assignment for the Benefit of Creditors and further verifies each of the facts set forth in the Schedules annexed to the Assignment to the best of my knowledge and belief.

Assignor

By:	/s/ David Barthel
David Barthel

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Sacramento

On April 13, 2026, before me, Cyrene Farrell, Notary Public, personally appeared David Barthel, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity; and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Cyrene Farrell (Seal)

ACCEPTANCE OF ASSIGNMENT BY ASSIGNEE

The undersigned, Peter Hurwitz, the Assignee herein, duly acknowledges that the Assignee accepts delivery of the assignment and that he or she will duly perform the duties imposed upon the Assignee pursuant to chapter 727, Florida Statutes.

Assignee

By:	/s/ Peter Hurwitz
Peter Hurwitz

STATE OF NEW YORK	)
)
COUNTY OF WESTCHESTER	)

SWORN TO AND SUBSCRIBED before me 14th day of April, by Peter Hurwitz, as Assignee of Marizyme, Inc. (who is personally known to me) or (who has produced a New York Driver’s License as identification) and who (did) (did not) take an oath.

/s/ Daniel Alvarez

Notary Public, State of New Yrok

Print Name:	Daniel Alvarez

My Commission Expires: April 27, 2027

Personally known [  ]

Produced identification [X]

Type of identification [  ]